UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2024

VISTRA CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38086	36-4833255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Sierra Drive Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

(214) 812-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	VST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 17, 2024, Vistra Zero Operating Company, LLC (“Vistra Zero”) (as Borrower), an indirect subsidiary of Vistra Corp. (the “Company”), and the direct owner and operator of the Company’s 1.4 gigawatts of operating solar and battery storage facilities, entered into an amendment (the “Credit Agreement Amendment”) among Vistra Zero, the guarantors party thereto, the lenders party thereto and Citibank, N.A., as Administrative Agent and Collateral Agent, which amended that certain Credit Agreement, dated as of March 26, 2024 (as amended, supplemented or otherwise modified from time to time, including by the Credit Agreement Amendment, the “Credit Agreement”). Capitalized terms used but not defined herein have the meanings given to such terms in the Credit Agreement Amendment or the Credit Agreement, as applicable.

Pursuant to the Credit Agreement Amendment, effective as of December 17, 2024, the Credit Agreement was amended to, among other things, (i) reduce the interest rate margins applicable to each of ABR Loans and Term SOFR Loans by 75 basis points, (ii) remove the requirement for quarterly amortization payments, (iii) amend certain other provisions of the Credit Agreement, including, without limitation, increasing the permissible maximum incremental facilities amount and increasing capacity under certain negative covenant baskets and (iv) effect certain other conforming changes and modifications consistent with the foregoing.

A copy of the Credit Agreement Amendment is included as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference. The above description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement Amendment.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report concerning the Company’s direct financial obligations under the Credit Agreement Amendment is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Credit Agreement, dated December 17, 2024, by and among Vistra Zero Operating Company, LLC, the guarantors party thereto, the lenders party thereto and Citibank, N.A. (as Administrative Agent and as Collateral Agent).

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistra Corp.

Dated: December 19, 2024	/s/ William M. Quinn
	Name:	William M. Quinn
	Title:	Senior Vice President and Treasurer